SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  June 30, 2006

Asset Backed Securities Corporation
Encore Credit Receivables Trust 2005-4
Asset Backed Pass-Through Certificates, Series 2005-4

ENCORE CREDIT RECEIVABLES TRUST 2005-4
(Exact name of Issuing Entity as specified in its charter)

ASSET BACKED SECURITIES CORPORATION
(Exact name of Depositor as specified in its charter)

ENCORE CREDIT CORP.
(Exact name of Sponsor as specified in its charter)
Delaware	333-125422	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eleven Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated January 17, 2006, in connection with the issuance of Encore Credit Receivables Trust 2005-4 Asset Backed Pass-Through Certificates, Series 2005-4 in order to amend the Pooling and Servicing Agreement by and among Asset Backed Securities Corporation, as depositor, (the “Depositor”), Encore Credit Corp, as seller (the “Seller”) and as servicer (the “Servicer”), Citimortgage, Inc., as master servicer (the “Master Servicer”), MortgageRamp, Inc., as Loan Performance Advisor (the “Loan Performance Advisor”), Deutsche Bank National Trust Company, as Trustee (the “Trustee”)  and Citibank, N.A., as Securities Administrator (the “Securities Administrator”).

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1*

Pooling and Servicing Agreement

4.2

Amendment No. 1 to the Pooling and Servicing Agreement

* Incorporated by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSET BACKED SECURITIES CORPORATION

By:

/s/ Lloyd A. Brown

Name: Lloyd A. Brown

Title:

Vice President

Dated:  June 30, 2006

EXHIBIT 4.2